Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

18. INCOME TAXES

The income tax (benefit) expense for the years ended December 31, 2016, 2015 and 2014 consists of the following:

SUMMARY OF INCOME TAX (BENEFIT) EXPENSE

Years Ended December 31,	2016	2015	2014
Current	$138	$73	$4
Deferred	(52,533)	1,124	1,313
Income tax (benefit) expense	$(52,395)	$1,197	$1,317

18. INCOME TAXES (Continued)

Items that gave rise to significant portions of the deferred tax accounts at December 31, 2016 and 2015 are as follows:

DETAILS OF DEFERRED TAX ASSET, NET

December 31,	2016	2015
Deferred tax asset:
Allowance for loan losses	$6,598	$7,613
Impairments realized on investment securities	490	490
Fixed assets	2,502	3,002
Net operating loss carry forwards	110,271	111,335
Unrealized loss on investment securities	1,774	1,210
Alternative minimum tax credits	2,145	2,078
Other	6,315	6,270
Total deferred tax asset before valuation allowance	130,095	131,998
Less: valuation allowance	(73,186)	(128,793)
Deferred tax liability:
Goodwill amortization	3,854	2,734
Deferred loan costs	1,193	1,700
Other	289	295
Total deferred tax liability	5,336	4,729
Net deferred tax asset (liability)	$51,573	$(1,524)

Accounting for income taxes requires that companies assess whether a valuation allowance should be recorded against their deferred tax asset based on an assessment of the amount of the deferred tax asset that is “more likely than not” to be realized.  Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount that is more likely than not to be realized.

Management assesses the valuation allowance recorded against deferred tax assets at each reporting date. The determination of whether a valuation allowance for deferred tax assets is appropriate is subject to considerable judgment and requires the evaluation of positive and negative evidence that can be objectively verified. Consideration must be given to all sources of taxable income available to realize the deferred tax asset, including, as applicable, the future reversal of existing temporary differences, future taxable income forecasts exclusive of the reversal of temporary differences and carryforwards, taxable income in carryback years and tax planning strategies. In estimating taxes, management assesses the relative merits and risks of the appropriate tax treatment of transactions taking into account statutory, judicial, and regulatory guidance.

In 2010, the Company established a valuation allowance for substantially all of the deferred tax assets of the Bank, primarily due to the realization of significant losses driven by charges to the provision for loan losses, a three-year cumulative loss position as of the end of year 2010, and uncertainty regarding the amount of future taxable income that the Bank could forecast. Prior to the fourth quarter of 2016, based on the assessment of all positive and negative evidence, management concluded that there was no sufficient evidence to conclude that it was more likely than not that the Bank would realize the benefits associated with deferred tax assets. Accordingly, the Company maintained a valuation allowance for substantially all of the Bank’s deferred tax assets.

The Company has performed a continuing evaluation of its deferred tax asset valuation allowance on a quarterly basis. The Company concluded that, as of December 31, 2016, it is more likely than not that the Company will generate sufficient taxable income within the applicable net operating loss carry-forward periods to realize a portion of its deferred tax assets. Accordingly, during the

18. INCOME TAXES (Continued)

fourth quarter of 2016, the Company reversed of a portion of the valuation allowance established against the deferred tax assets of the Company. This reversal resulted in the recognition of an income tax benefit of $53.7 million. This conclusion was reached after weighing all of the evidence and determining that the positive evidence outweighed the negative evidence. This conclusion, and the resulting partial reversal of the deferred tax asset valuation allowance, is based upon consideration of a number of factors, including the Company’s completion of eight consecutive quarters of profitability, its demonstrated ability to meet or exceed budgets, its forecast of future profitability under multiple scenarios that support the partial utilization of net operating loss carryforwards prior to their expiration between 2017 through 2035 and improvements in credit risk management and credit quality measures that have resulted in reduced credit risk and improve management’s ability to forecast future credit losses, among others. The Bank did not factor in any growth in earnings to forecast its future profitability given the stable results in previous quarters. The negative evidence considered by management includes the fact that the Bank remains in a three-year cumulative pre-tax loss position of $8.0 million at December 31, 2016 due to significant charges to the provision for loan losses from bulk sales of problem loans as well as other restructuring charges in 2014. However, this loss position has decreased significantly from the three-year cumulative pre-tax loss position of $26.7 million and $88.7 million as of December 31, 2015 and 2014, respectively.

The Company had $261.7 million of federal net operating loss carryforwards at December 31, 2016 of which $34.5 million will expire in 2030, $112.5 million will expire in 2031, $50.0 million will expire in 2032, $25.7 million will expire in 2033, $38.6 million will expire in 2034 and $420 thousand will expire in 2035. The Bank also has $319.1 million of state net operating loss carryforwards at December 31, 2016 of which $31.8 million expire in 2029, $74.7 million expire in 2030, $109.8 million expire in 2031, $45.2 million expire in 2032, $22.3 million expire in 2033 and $35.3 million expire in 2034. The Company’s alternative minimum tax credits of $2.1 million at December 31, 2016 have no expiration date.

At December 31, 2016, the Company expects to realize approximately $37.7 million of gross deferred tax assets associated with the Bank’s net operating loss carryforwards prior to their expiration periods. In addition, at December 31, 2016, the Company expects to realize approximately $15.9 million of the gross deferred tax assets attributable to temporary differences or tax credit carry-forwards that have no expiration date. As a result of the partial reversal, the Company’s net deferred tax assets amounted to $51.6 million as of December 31, 2016, net of a valuation allowance of $73.2 million.

Management’s conclusion that it more likely than not that $51.6 million of net deferred tax assets will be realized is based, among other things, on management’s estimate of future taxable income. Management’s estimate of future taxable income is based on objectively verifiable evidence of future profitability. If events are identified that affect the Company’s ability to utilize its deferred tax assets, the analysis will be updated to determine if any adjustments to the valuation allowance are required. If actual results differ significantly from the current estimates of future taxable income or if federal or state tax rates are reduced, the remaining valuation allowance may need to be increased. Such an increase could have a material adverse effect on the Company’s financial condition and results of operations. Better than expected results and continued positive results and trends could result in further releases to the deferred tax valuation allowance, any such decreases could have a material positive effect on the Company’s financial condition and results of operations. The ability to recognize the remaining deferred tax assets that continue to be subject to a valuation allowance will be evaluated on a quarterly basis to determine if there are any significant events that would affect the ability to utilize these deferred tax assets.

The 2015 tax expense primarily related to the deferred tax liability on the Company’s goodwill that is not available to offset existing deferred tax assets.

18. INCOME TAXES (Continued)

The provision for income taxes differs from that computed at the statutory rate as follows:

RECONCILIATION OF FEDERAL STATUTORY INCOME TAX

Years Ended December 31,	2016		2015		2014
	Amount	%	Amount	%	Amount	%
Income (loss) before income taxes	$9,022		$11,417		$(28,491)
Tax computed at statutory rate	3,067	34.0%	3,996	35.0%	(9,972)	35.0%
Increase (decrease) in charge resulting from:
State taxes, net of federal benefit	72	0.8	804	7.0	(1,606)	5.6
Tax exempt interest, net	(10)	(0.1)	(309)	(2.7)	(469)	1.7
BOLI	(657)	(7.3)	(715)	(6.3)	(664)	2.3
Valuation allowance	(55,003)	(609.6)	(3,853)	(33.7)	13,297	(46.7)
Other, net	136	1.5	1,274	11.2	731	(2.5)
Total income tax (benefit) expense	$(52,395)	(580.7)%	$1,197	10.5%	$1,317	(4.6)%

FASB ASC 740 clarifies the accounting for income taxes by prescribing a minimum probability threshold that a tax position must meet before a financial statement benefit is recognized. The minimum threshold is defined in ASC 740 as a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. ASC 740 was applied to all existing tax positions upon initial adoption. There was no liability for uncertain tax positions and no known unrecognized tax benefits at December 31, 2016 or 2015.

The Company recognizes, when applicable, interest and penalties related to unrecognized tax benefits in the provision for income taxes in the results of operations. As of December 31, 2016, the 2012 through 2015 tax years were subject to examination by the Internal Revenue Service (the “IRS”) and to state examination.  There are currently no IRS examinations in process.